IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayers particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS MATERIAL

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

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SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Summary Statistics

Number of Mortgage Loans: 5,458
Aggregate Principal Balance ($): 1,412,940,627
Weighted Average Current Mortgage Rate (%): 8.457
Non-Zero Weighted Average Margin (%): 6.170
Non-Zero Weighted Average Maximum Rate (%): 14.586
Weighted Average Stated Original Term (months): 361
Weighted Average Stated Remaining Term (months): 360
Weighted Average Combined Original LTV (%): 81.59
% First Liens: 99.96
% Owner Occupied: 90.95
% Purchase: 18.11
% Full Doc: 74.27
Non-Zero Weighted Average Credit Score: 628

Originator

Originator	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
SAXON	5,458	1,412,940,627	100.00	8.457	360	81.59	628
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

1

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Product with IO term

Product with IO term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed—10 Year	4	331,312	0.02	7.422	118	59.40	637
Fixed—12 Year	1	50,191	0.00	8.850	140	85.00	621
Fixed—15 Year	40	4,865,636	0.34	8.350	177	72.88	622
Fixed—20 Year	29	3,409,992	0.24	7.892	238	74.03	625
Fixed—25 Year	19	3,203,637	0.23	7.893	296	76.09	630
Fixed—30 Year	1,445	272,212,615	19.27	8.312	358	77.54	620
Fixed—40 Year	73	17,827,773	1.26	8.089	479	76.77	647
Balloon—15/30	13	530,765	0.04	11.588	172	100.00	636
Balloon—30/40	169	41,571,503	2.94	8.136	358	81.00	628
Balloon—30/50	151	43,757,236	3.10	7.662	358	79.23	651
ARM—2 Year/6 Month Balloon 30/40	287	82,771,677	5.86	8.771	359	82.45	609
ARM—2 Year/6 Month Balloon 30/50	247	84,268,684	5.96	8.514	359	83.28	620
ARM—3 Year/6 Month Balloon 30/40	248	65,155,624	4.61	8.862	358	87.22	614
ARM—3 Year/6 Month Balloon 30/50	159	56,759,261	4.02	8.284	359	84.34	637
ARM—5 Year/6 Month Balloon 30/40	13	3,786,258	0.27	8.383	359	83.97	646
ARM—5 Year/6 Month Balloon 30/50	8	3,344,438	0.24	7.494	360	80.17	650
ARM—2 Year/6 Month—40 Years	24	5,674,330	0.40	8.232	480	80.67	624
ARM—3 Year/6 Month—40 Years	20	5,059,343	0.36	8.533	479	82.98	621
ARM—2 Year/6 Month	838	201,229,044	14.24	8.918	359	81.81	613
ARM—3 Year/6 Month	734	167,503,912	11.85	8.906	358	84.40	613
ARM—5 Year/6 Month	21	6,448,329	0.46	8.294	359	78.17	616
Interest Only Fixed—20 Year—60 mo. IO term	1	235,000	0.02	6.950	240	68.12	692
Interest Only Fixed—30 Year—60 mo. IO term	94	28,411,598	2.01	7.674	359	76.85	661
Interest Only ARM—2 Year/6 Month—60 mo. IO term	387	148,175,904	10.49	8.374	359	83.11	646
Interest Only ARM—3 Year/6 Month—60 mo. IO term	373	143,656,910	10.17	8.072	359	82.57	658
Interest Only ARM—5 Year/6 Month—60 mo. IO term	60	22,699,655	1.61	7.485	360	78.89	674
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
5.000—5.999	4	2,255,226	0.16	5.883	359	78.32	695
6.000—6.999	476	149,178,601	10.56	6.733	361	74.26	656
7.000—7.999	1,377	399,206,170	28.25	7.607	360	77.47	642
8.000—8.999	1,697	451,414,946	31.95	8.568	361	82.34	626
9.000—9.999	1,299	301,404,802	21.33	9.520	360	86.59	611
10.000—10.999	510	94,514,511	6.69	10.461	359	90.14	597
11.000—11.999	87	14,638,769	1.04	11.306	353	87.87	586
12.000—12.999	7	321,446	0.02	12.362	289	87.40	589
13.000—13.999	1	6,156	0.00	13.500	59	100.00	592
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Minimum: 5.750
Maximum: 13.500
Weighted Average: 8.457

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

2

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1—25,000	6	99,988	0.01	10.589	179	100.00	626
25,001—50,000	11	450,361	0.03	10.619	252	78.84	605
50,001—75,000	119	8,113,578	0.57	9.344	335	74.78	607
75,001—100,000	500	44,075,820	3.12	9.189	352	80.56	609
100,001—125,000	562	63,405,921	4.49	8.970	356	80.90	613
125,001—150,000	534	73,507,551	5.20	8.911	357	80.58	613
150,001—175,000	457	74,446,498	5.27	8.679	361	81.55	618
175,001—200,000	414	77,854,473	5.51	8.561	361	80.30	620
200,001—225,000	366	77,770,414	5.50	8.437	361	81.69	622
225,001—250,000	331	78,908,979	5.58	8.438	361	81.48	624
250,001—275,000	294	77,204,874	5.46	8.476	362	80.99	624
275,001—300,000	257	73,981,499	5.24	8.412	361	81.06	623
300,001—325,000	203	63,605,083	4.50	8.307	358	81.53	631
325,001—350,000	151	51,015,386	3.61	8.197	363	81.24	632
350,001—375,000	154	55,718,905	3.94	8.271	359	82.41	635
375,001—400,000	116	44,890,502	3.18	8.187	362	79.95	635
400,001—425,000	130	53,755,602	3.80	8.219	362	81.97	634
425,001—450,000	109	47,917,715	3.39	8.097	361	81.40	636
450,001—475,000	112	51,917,902	3.67	8.233	362	81.04	636
475,001—500,000	107	52,297,925	3.70	8.197	360	81.43	633
500,001—750,000	428	253,036,463	17.91	8.435	361	83.71	635
750,001—1,000,000	84	72,506,916	5.13	8.326	361	81.85	645
1,000,001 >=	13	16,458,272	1.16	7.824	360	77.36	656
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Minimum: 6,156
Maximum: 2,000,000
Average: 258,875

Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
120	4	331,312	0.02	7.422	118	59.40	637
144	1	50,191	0.00	8.850	140	85.00	621
180	53	5,396,401	0.38	8.668	176	75.54	623
240	30	3,644,992	0.26	7.832	238	73.65	629
300	19	3,203,637	0.23	7.893	296	76.09	630
360	5,234	1,371,752,647	97.08	8.465	359	81.72	628
480	117	28,561,447	2.02	8.196	479	78.64	638
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Minimum: 120
Maximum: 480
Weighted Average: 361

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

3

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
49—60	1	6,156	0.00	13.500	59	100.00	592
109—120	4	331,312	0.02	7.422	118	59.40	637
133—144	1	50,191	0.00	8.850	140	85.00	621
169—180	52	5,390,246	0.38	8.663	176	75.52	623
229—240	30	3,644,992	0.26	7.832	238	73.65	629
289—300	19	3,203,637	0.23	7.893	296	76.09	630
337—348	3	333,021	0.02	8.338	345	83.01	582
349—360	5,231	1,371,419,626	97.06	8.465	359	81.72	628
469—480	117	28,561,447	2.02	8.196	479	78.64	638
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Minimum: 59
Maximum: 480
Weighted Average: 360

Range of Combined Original LTV Ratios (%)

Range of Combined Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
10.01—15.00	2	174,550	0.01	7.809	357	13.12	590
15.01—20.00	5	562,107	0.04	8.216	357	18.23	596
20.01—25.00	8	871,766	0.06	8.062	358	22.87	609
25.01—30.00	7	1,188,701	0.08	8.025	408	27.29	597
30.01—35.00	17	2,892,435	0.20	7.439	359	33.03	659
35.01—40.00	39	7,676,689	0.54	7.721	358	37.87	637
40.01—45.00	42	7,790,505	0.55	7.668	353	42.68	632
45.01—50.00	64	11,431,823	0.81	8.059	353	47.46	621
50.01—55.00	67	13,532,964	0.96	7.855	360	52.90	618
55.01—60.00	147	33,326,807	2.36	7.846	363	58.11	610
60.01—65.00	243	58,859,380	4.17	7.762	359	63.35	621
65.01—70.00	317	80,414,447	5.69	7.804	358	68.84	624
70.01—75.00	517	144,302,270	10.21	8.046	362	74.24	632
75.01—80.00	1,132	309,833,631	21.93	8.139	360	79.44	632
80.01—85.00	837	221,493,827	15.68	8.621	360	84.53	626
85.01—90.00	1,011	285,504,968	20.21	8.747	360	89.74	625
90.01—95.00	632	180,845,268	12.80	9.019	362	94.82	641
95.01—100.00	371	52,238,487	3.70	9.982	351	100.00	597
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Minimum: 12.35
Maximum: 100.00
Weighted Average: 81.59

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

4

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
3.501—4.000	1	132,377	0.01	10.140	354	100.00	593
4.001—4.500	166	44,535,122	3.15	8.901	361	85.80	626
4.501—5.000	2	478,107	0.03	8.436	354	85.01	667
5.001—5.500	416	118,099,530	8.36	8.256	362	78.92	620
5.501—6.000	559	169,438,434	11.99	7.881	361	72.39	630
6.001—6.500	1,361	423,952,924	30.01	8.524	360	83.11	633
6.501—7.000	644	196,541,025	13.91	9.139	361	91.04	626
7.001—7.500	25	3,944,250	0.28	9.204	354	93.73	595
7.501—8.000	228	36,347,079	2.57	9.921	353	98.65	595
8.001—8.500	11	2,199,508	0.16	9.156	353	100.00	601
8.501—9.000	3	471,719	0.03	9.718	353	99.90	591
9.001—9.500	1	93,820	0.01	10.240	353	100.00	573
9.501—10.000	2	299,472	0.02	10.915	353	100.00	591
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 4.000
Maximum: 9.990
Non-Zero Weighted Average: 6.170

Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
<=5.000	164	43,580,904	3.08	8.901	361	85.59	624
5.001—5.500	410	117,237,371	8.30	8.257	362	78.92	619
5.501—6.000	521	160,728,913	11.38	7.849	361	71.99	630
6.001—6.500	1,277	405,162,398	28.68	8.486	360	83.12	634
6.501—7.000	609	192,414,449	13.62	9.090	361	90.75	627
7.001—7.500	14	3,940,411	0.28	7.978	358	79.62	654
7.501—8.000	23	5,797,242	0.41	8.388	357	80.26	631
8.001—8.500	25	5,511,407	0.39	8.867	364	84.71	625
8.501—9.000	53	10,418,382	0.74	9.150	357	88.20	627
9.001—9.500	62	12,943,188	0.92	9.410	355	94.66	616
9.501—10.000	113	18,744,342	1.33	9.857	356	95.66	595
10.001—10.500	73	10,531,351	0.75	10.295	353	98.86	590
10.501—11.000	60	7,200,150	0.51	10.774	353	99.28	593
11.001—11.500	14	2,245,136	0.16	11.215	356	93.39	598
11.501—12.000	1	77,724	0.01	11.590	353	100.00	585
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 4.500
Maximum: 11.590
Non-Zero Weighted Average: 6.346

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

5

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
<= 12.500	66	24,243,349	1.72	6.328	363	74.65	662
12.501—13.000	174	60,718,334	4.30	6.897	362	77.05	656
13.001—13.500	254	87,481,240	6.19	7.328	360	78.34	648
13.501—14.000	497	168,800,516	11.95	7.818	360	79.64	640
14.001—14.500	436	131,296,125	9.29	8.310	361	82.05	630
14.501—15.000	675	204,981,748	14.51	8.794	361	84.03	624
15.001—15.500	437	121,266,383	8.58	9.276	360	86.18	615
15.501—16.000	490	117,505,899	8.32	9.788	360	88.26	611
16.001—16.500	196	42,348,461	3.00	10.267	358	90.39	604
16.501—17.000	143	26,767,227	1.89	10.729	358	91.13	591
17.001—17.500	42	9,703,209	0.69	11.179	358	88.22	596
17.501—18.000	9	1,420,877	0.10	11.270	359	86.20	575
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 11.750
Maximum: 18.000
Non-Zero Weighted Average: 14.586

Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
1.000	18	5,151,515	0.36	9.230	359	81.26	651
1.500	14	4,018,914	0.28	7.984	357	81.67	629
2.000	2	735,413	0.05	8.601	357	90.00	697
2.625	1	188,262	0.01	8.325	358	83.78	585
3.000	3,384	986,439,264	69.81	8.577	360	83.15	628
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.983

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

6

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
1.000	3,406	992,686,348	70.26	8.580	360	83.14	628
1.500	13	3,847,021	0.27	7.890	357	81.75	631
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.002

Months to Next Rate Adjustment

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	2,039	416,407,258	29.47	8.169	359	77.90	628
1	1	78,472	0.01	7.850	337	69.57	545
14	1	164,411	0.01	7.840	350	80.00	639
16	4	671,825	0.05	9.188	352	95.00	597
17	2	220,526	0.02	10.617	353	100.00	605
18	11	1,947,710	0.14	9.210	354	95.50	589
19	1	284,246	0.02	9.440	355	100.00	641
20	14	3,899,447	0.28	8.004	356	84.07	626
21	45	11,720,125	0.83	8.332	357	82.43	614
22	331	90,444,727	6.40	8.715	359	81.72	620
23	569	165,220,100	11.69	8.631	360	82.31	619
24	671	207,970,515	14.72	8.714	362	82.96	626
25	133	39,497,534	2.80	8.585	362	81.58	633
26	2	286,741	0.02	9.218	350	100.00	595
27	3	377,583	0.03	9.860	351	100.00	614
28	64	9,856,902	0.70	9.836	352	99.08	589
29	144	21,988,390	1.56	9.950	353	99.85	593
30	60	9,020,094	0.64	9.856	354	98.99	602
32	1	187,099	0.01	8.150	356	68.22	577
33	20	5,213,016	0.37	8.578	357	84.88	630
34	194	54,853,837	3.88	8.557	360	83.42	632
35	367	124,442,138	8.81	8.300	361	82.55	632
36	541	171,589,694	12.14	8.367	361	82.46	636
37	138	40,319,556	2.85	8.603	361	81.96	643
57	1	474,397	0.03	10.250	357	79.17	626
58	8	2,130,229	0.15	8.219	358	87.45	603
59	40	14,012,983	0.99	7.646	359	81.53	654
60	44	17,307,620	1.22	7.673	360	77.43	668
61	9	2,353,450	0.17	7.596	360	74.05	673
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 1
Maximum: 61
Non-Zero Weighted Average: 30

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

7

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
California	728	293,467,570	20.77	8.035	362	79.71	635
Florida	641	145,054,178	10.27	8.457	361	80.50	625
Maryland	494	138,190,927	9.78	8.342	360	81.55	621
New York	320	123,509,721	8.74	8.258	362	79.96	638
New Jersey	231	76,670,708	5.43	8.526	362	81.10	629
Virginia	253	66,463,600	4.70	8.422	361	80.98	625
Massachusetts	174	58,254,429	4.12	8.285	361	79.38	640
Illinois	240	53,818,326	3.81	8.980	361	85.38	623
Texas	258	44,404,665	3.14	8.768	356	84.19	623
Arizona	174	39,378,490	2.79	8.375	357	79.90	629
Georgia	163	29,960,140	2.12	9.079	357	85.40	619
Washington	106	28,230,795	2.00	8.563	357	81.12	623
Pennsylvania	144	22,790,791	1.61	8.694	355	83.92	616
Connecticut	74	18,785,653	1.33	8.231	364	81.92	631
Colorado	69	18,597,713	1.32	8.698	361	85.55	625
Other	1,389	255,362,921	18.07	8.871	357	84.10	622
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Number of States/District of Columbia Represented: 51

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	4,903	1,285,090,347	90.95	8.425	360	82.13	625
Investment	501	109,508,293	7.75	8.798	359	76.77	658
Second Home	54	18,341,987	1.30	8.685	356	72.79	650
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	4,172	1,026,575,668	72.66	8.435	360	81.48	626
Planned Unit Development	621	185,791,727	13.15	8.474	360	83.92	628
2-4 Family	444	147,417,467	10.43	8.424	362	78.71	640
Condo	220	53,039,965	3.75	8.931	360	83.66	633
Manufactured Housing	1	115,800	0.01	7.500	360	37.12	709
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

8

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Refinance—Cashout	4,036	1,071,292,923	75.82	8.313	360	79.78	625
Purchase	1,050	255,846,832	18.11	9.126	359	89.31	638
Refinance—Rate Term	372	85,800,872	6.07	8.259	360	81.19	637
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Full Documentation	4,257	1,049,411,641	74.27	8.455	360	83.51	622
Stated Documentation	1,132	340,662,817	24.11	8.486	360	75.82	646
Limited Documentation	69	22,866,169	1.62	8.149	361	79.63	629
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Below 500	2	145,805	0.01	10.995	353	78.09	473
500—524	30	4,930,660	0.35	9.935	348	75.30	509
525—549	80	13,757,599	0.97	9.286	355	73.62	537
550—574	567	127,368,583	9.01	9.054	360	79.10	560
575—599	991	212,712,857	15.05	8.943	358	83.00	587
600—624	1,371	354,356,812	25.08	8.636	359	81.50	612
625—649	1,076	296,798,726	21.01	8.330	360	82.40	637
650—674	717	201,257,533	14.24	8.047	362	82.23	661
675—699	365	114,299,185	8.09	7.784	362	81.41	686
700—724	138	46,318,102	3.28	7.676	361	79.44	710
725—749	70	23,424,319	1.66	7.637	359	80.80	736
750—774	34	11,502,674	0.81	7.815	360	79.92	760
775—799	13	4,817,922	0.34	7.931	354	77.63	780
800 +	4	1,249,849	0.09	9.318	359	83.18	804
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 460
Maximum: 806
Non-Zero Weighted Average: 628

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

9

SAST 2007-03	MORGAN STANLEY
Termsheet Aggregate	5,458 records Balance: $1,412,940,627

Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	1,851	482,290,375	34.13	8.671	359	81.55	626
6	1	175,966	0.01	9.325	359	80.00	742
12	423	155,464,180	11.00	8.374	362	80.38	635
24	1,174	332,550,026	23.54	8.476	360	82.31	623
30	12	2,688,875	0.19	8.630	351	87.57	628
36	1,996	439,643,205	31.12	8.237	360	81.49	631
60	1	128,000	0.01	9.000	360	80.00	600
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 28

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	5,443	1,412,379,419	99.96	8.456	360	81.59	628
2nd Lien	15	561,208	0.04	11.528	173	100.00	635
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

Interest Only Term

Interest Only Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	4,543	1,069,761,560	75.71	8.562	360	81.44	620
60	915	343,179,067	24.29	8.130	359	82.08	654
Total:	5,458	1,412,940,627	100.00	8.457	360	81.59	628

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

10

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SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Summary Statistics

Number of Mortgage Loans: 3,873
Aggregate Principal Balance ($): 815,332,767
Weighted Average Current Mortgage Rate (%): 8.379
Non-Zero Weighted Average Margin (%): 6.062
Non-Zero Weighted Average Maximum Rate (%): 14.514
Weighted Average Stated Original Term (months): 361
Weighted Average Stated Remaining Term (months): 360
Weighted Average Combined Original LTV (%): 79.69
% First Liens: 100.00
% Owner Occupied: 90.68
% Purchase: 8.23
% Full Doc: 74.20
Non-Zero Weighted Average Credit Score: 625

Originator

Originator	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
SAXON	3,873	815,332,767	100.00	8.379	360	79.69	625
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

1

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Product with IO term

Product with IO term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed—10 Year	4	331,312	0.04	7.422	118	59.40	637
Fixed—12 Year	1	50,191	0.01	8.850	140	85.00	621
Fixed—15 Year	39	4,859,481	0.60	8.343	177	72.84	622
Fixed—20 Year	25	3,071,393	0.38	7.817	238	74.54	627
Fixed—25 Year	16	2,309,325	0.28	8.225	296	80.95	638
Fixed—30 Year	1,200	205,121,663	25.16	8.247	358	76.28	619
Fixed—40 Year	63	13,608,892	1.67	8.265	479	77.68	640
Balloon—30/40	139	30,443,461	3.73	8.230	358	80.61	627
Balloon—30/50	117	28,744,388	3.53	7.763	358	78.61	644
ARM—2 Year/6 Month Balloon 30/40	206	48,327,214	5.93	8.755	359	81.01	607
ARM—2 Year/6 Month Balloon 30/50	172	44,721,665	5.49	8.524	359	81.99	618
ARM—3 Year/6 Month Balloon 30/40	117	28,083,540	3.44	8.545	359	82.15	615
ARM—3 Year/6 Month Balloon 30/50	108	30,226,469	3.71	8.211	359	83.36	639
ARM—5 Year/6 Month Balloon 30/40	9	1,951,642	0.24	8.481	359	87.41	645
ARM—5 Year/6 Month Balloon 30/50	2	555,938	0.07	6.947	359	84.81	650
ARM—2 Year/6 Month—40 Years	21	4,695,375	0.58	8.261	480	79.71	627
ARM—3 Year/6 Month—40 Years	15	3,069,239	0.38	8.440	479	83.49	631
ARM—2 Year/6 Month	629	120,588,902	14.79	8.836	359	81.00	609
ARM—3 Year/6 Month	420	89,876,649	11.02	8.675	359	81.04	612
ARM—5 Year/6 Month	15	3,647,797	0.45	8.879	359	77.95	609
Interest Only Fixed—20 Year—60 mo. IO term	1	235,000	0.03	6.950	240	68.12	692
Interest Only Fixed—30 Year—60 mo. IO term	75	19,477,069	2.39	7.757	359	76.87	662
Interest Only ARM—2 Year/6 Month—60 mo. IO term	214	57,827,768	7.09	8.218	359	80.88	643
Interest Only ARM—3 Year/6 Month—60 mo. IO term	225	61,627,827	7.56	8.022	359	82.12	653
Interest Only ARM—5 Year/6 Month—60 mo. IO term	40	11,880,565	1.46	7.581	359	77.01	669
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
5.000—5.999	2	699,107	0.09	5.953	356	72.97	699
6.000—6.999	356	88,559,007	10.86	6.740	362	72.61	655
7.000—7.999	1,073	243,430,844	29.86	7.597	359	76.26	637
8.000—8.999	1,292	272,968,541	33.48	8.547	361	81.03	621
9.000—9.999	836	158,199,982	19.40	9.514	360	84.57	605
10.000—10.999	268	45,475,796	5.58	10.446	361	86.32	592
11.000—11.999	44	5,851,073	0.72	11.342	354	83.93	570
12.000—12.999	2	148,417	0.02	12.508	427	72.71	537
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Minimum: 5.925
Maximum: 12.550
Weighted Average: 8.379

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

2

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
25,001—50,000	4	198,739	0.02	9.684	310	54.51	567
50,001—75,000	95	6,449,644	0.79	9.200	331	70.60	601
75,001—100,000	374	33,056,823	4.05	8.894	352	76.33	610
100,001—125,000	426	47,967,838	5.88	8.708	356	77.35	614
125,001—150,000	429	59,058,628	7.24	8.704	357	77.38	614
150,001—175,000	367	59,813,146	7.34	8.464	361	78.99	618
175,001—200,000	365	68,595,467	8.41	8.484	361	79.72	620
200,001—225,000	311	66,104,840	8.11	8.324	362	80.10	621
225,001—250,000	287	68,423,730	8.39	8.326	361	80.51	626
250,001—275,000	255	66,973,709	8.21	8.414	362	80.45	624
275,001—300,000	223	64,279,214	7.88	8.336	360	80.33	623
300,001—325,000	173	54,192,879	6.65	8.180	358	80.49	633
325,001—350,000	141	47,652,885	5.84	8.148	364	80.67	632
350,001—375,000	141	50,996,109	6.25	8.232	359	82.49	635
375,001—400,000	105	40,644,352	4.99	8.112	362	79.62	632
400,001—425,000	80	32,841,631	4.03	8.133	363	81.60	632
425,001—450,000	19	8,358,188	1.03	7.848	359	76.96	629
450,001—475,000	25	11,609,814	1.42	8.212	369	78.96	641
475,001—500,000	20	9,809,495	1.20	8.072	365	78.50	635
500,001—750,000	32	17,528,138	2.15	8.182	359	81.40	654
750,001—1,000,000	1	777,499	0.10	7.350	358	85.00	664
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Minimum: 49,103
Maximum: 777,499
Average: 210,517

Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
120	4	331,312	0.04	7.422	118	59.40	637
144	1	50,191	0.01	8.850	140	85.00	621
180	39	4,859,481	0.60	8.343	177	72.84	622
240	26	3,306,393	0.41	7.755	238	74.09	632
300	16	2,309,325	0.28	8.225	296	80.95	638
360	3,688	783,102,558	96.05	8.385	359	79.78	624
480	99	21,373,507	2.62	8.290	479	78.96	636
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Minimum: 120
Maximum: 480
Weighted Average: 361

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

3

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
109—120	4	331,312	0.04	7.422	118	59.40	637
133—144	1	50,191	0.01	8.850	140	85.00	621
169—180	39	4,859,481	0.60	8.343	177	72.84	622
229—240	26	3,306,393	0.41	7.755	238	74.09	632
289—300	16	2,309,325	0.28	8.225	296	80.95	638
337—348	3	333,021	0.04	8.338	345	83.01	582
349—360	3,685	782,769,537	96.01	8.385	359	79.77	624
469—480	99	21,373,507	2.62	8.290	479	78.96	636
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Minimum: 114
Maximum: 480
Weighted Average: 360

Range of Combined Original LTV Ratios (%)

Range of Combined Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
10.01—15.00	2	174,550	0.02	7.809	357	13.12	590
15.01—20.00	5	562,107	0.07	8.216	357	18.23	596
20.01—25.00	7	761,766	0.09	8.042	358	23.17	598
25.01—30.00	5	601,063	0.07	8.491	357	28.33	581
30.01—35.00	17	2,892,435	0.35	7.439	359	33.03	659
35.01—40.00	31	4,837,927	0.59	7.848	357	37.83	639
40.01—45.00	38	6,163,029	0.76	7.782	352	42.68	626
45.01—50.00	57	9,651,823	1.18	8.070	353	47.49	619
50.01—55.00	59	11,335,340	1.39	7.789	362	52.81	617
55.01—60.00	127	23,882,040	2.93	7.939	361	57.92	608
60.01—65.00	201	40,507,788	4.97	7.763	360	63.38	618
65.01—70.00	267	54,651,653	6.70	7.812	357	68.85	625
70.01—75.00	413	88,899,155	10.90	8.083	362	74.16	627
75.01—80.00	862	187,768,721	23.03	8.144	360	79.39	627
80.01—85.00	633	135,688,151	16.64	8.601	361	84.55	621
85.01—90.00	704	153,263,874	18.80	8.814	359	89.77	619
90.01—95.00	445	93,691,343	11.49	9.012	363	94.79	639
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Minimum: 12.35
Maximum: 95.00
Weighted Average: 79.69

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

4

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
4.001—4.500	132	29,079,970	3.57	8.849	361	84.88	621
4.501—5.000	1	358,451	0.04	7.750	354	80.00	692
5.001—5.500	320	70,881,970	8.69	8.197	362	77.91	619
5.501—6.000	399	91,021,238	11.16	7.872	361	71.30	625
6.001—6.500	895	215,566,300	26.44	8.521	360	82.32	627
6.501—7.000	430	96,902,122	11.88	9.196	362	89.90	619
7.001—7.500	4	845,265	0.10	8.564	355	83.38	589
7.501—8.000	12	2,425,276	0.30	9.066	357	86.61	606
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 4.500
Maximum: 8.000
Non-Zero Weighted Average: 6.062

Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
<=5.000	131	28,719,168	3.52	8.848	361	84.75	621
5.001—5.500	315	70,129,423	8.60	8.201	362	77.94	618
5.501—6.000	378	87,175,223	10.69	7.842	361	71.04	625
6.001—6.500	844	206,247,870	25.30	8.490	360	82.33	627
6.501—7.000	408	93,586,079	11.48	9.146	362	89.85	620
7.001—7.500	10	1,892,287	0.23	7.950	357	76.31	656
7.501—8.000	17	3,567,992	0.44	8.300	357	80.02	623
8.001—8.500	19	3,572,334	0.44	8.874	368	81.86	613
8.501—9.000	28	5,256,529	0.64	9.303	358	84.26	619
9.001—9.500	15	2,868,224	0.35	9.677	358	85.80	616
9.501—10.000	18	2,623,234	0.32	10.080	368	86.74	586
10.001—10.500	4	549,738	0.07	10.370	358	83.57	594
10.501—11.000	4	475,410	0.06	10.675	359	89.07	611
11.001—11.500	2	417,079	0.05	11.326	359	87.52	594
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 4.500
Maximum: 11.450
Non-Zero Weighted Average: 6.162

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

5

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
<= 12.500	46	13,216,617	1.62	6.358	365	73.36	661
12.501—13.000	116	30,928,725	3.79	6.945	363	75.02	647
13.001—13.500	178	45,663,509	5.60	7.317	359	77.38	644
13.501—14.000	347	87,047,145	10.68	7.813	361	78.78	635
14.001—14.500	325	77,254,684	9.48	8.313	361	80.82	627
14.501—15.000	466	109,398,651	13.42	8.780	361	82.43	617
15.001—15.500	265	55,594,027	6.82	9.287	360	84.30	608
15.501—16.000	286	56,965,111	6.99	9.783	361	86.77	606
16.001—16.500	88	17,784,704	2.18	10.248	360	86.33	605
16.501—17.000	57	9,865,336	1.21	10.708	361	85.92	581
17.001—17.500	14	2,534,981	0.31	11.159	359	86.00	588
17.501—18.000	5	827,103	0.10	11.246	359	88.39	562
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 11.990
Maximum: 17.875
Non-Zero Weighted Average: 14.514

Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
1.000	10	1,969,309	0.24	9.446	359	81.25	624
1.500	9	2,022,871	0.25	8.206	356	77.72	636
2.000	1	150,851	0.02	8.990	356	90.00	591
2.625	1	188,262	0.02	8.325	358	83.78	585
3.000	2,172	502,749,298	61.66	8.507	361	81.35	623
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.986

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

6

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
1.000	2,185	505,229,613	61.97	8.511	361	81.35	623
1.500	8	1,850,978	0.23	8.030	356	77.50	640
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.002

Months to Next Rate Adjustment

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,680	308,252,175	37.81	8.166	359	76.97	626
1	1	78,472	0.01	7.850	337	69.57	545
14	1	164,411	0.02	7.840	350	80.00	639
16	2	250,472	0.03	9.464	352	93.21	608
18	3	566,882	0.07	9.002	354	91.19	575
20	10	2,084,813	0.26	8.290	356	78.60	634
21	34	7,339,055	0.90	8.247	357	81.33	620
22	252	53,382,599	6.55	8.790	359	80.86	615
23	432	96,817,700	11.87	8.610	361	81.15	616
24	473	108,302,948	13.28	8.607	363	81.13	619
25	34	7,173,574	0.88	8.592	360	81.67	628
28	2	440,701	0.05	8.317	352	84.37	612
29	2	345,574	0.04	9.208	353	92.71	591
30	2	445,775	0.05	8.163	354	82.94	674
32	1	187,099	0.02	8.150	356	68.22	577
33	16	3,181,707	0.39	8.548	357	82.05	608
34	149	31,887,563	3.91	8.561	359	82.52	630
35	271	67,331,506	8.26	8.359	361	82.02	627
36	398	98,264,979	12.05	8.355	362	81.60	630
37	44	10,798,822	1.32	8.528	362	81.16	631
57	1	474,397	0.06	10.250	357	79.17	626
58	7	1,500,229	0.18	8.521	358	86.39	597
59	29	7,695,215	0.94	7.699	359	80.95	650
60	27	7,776,100	0.95	7.917	360	74.09	667
61	2	590,000	0.07	7.475	360	85.94	675
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 1
Maximum: 61
Non-Zero Weighted Average: 30

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

7

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
California	402	117,133,838	14.37	7.913	361	74.85	633
Florida	516	99,360,567	12.19	8.383	362	79.15	623
Maryland	381	86,485,590	10.61	8.243	361	80.16	619
New York	197	62,049,852	7.61	8.111	363	76.53	632
New Jersey	161	45,067,495	5.53	8.482	363	80.26	628
Illinois	188	37,221,134	4.57	8.923	362	83.93	620
Virginia	184	36,315,762	4.45	8.269	361	78.87	620
Massachusetts	118	31,828,882	3.90	8.309	363	79.39	630
Arizona	141	27,254,423	3.34	8.191	357	78.13	624
Texas	176	25,872,945	3.17	8.602	356	81.91	622
Georgia	115	19,921,015	2.44	8.838	357	82.30	618
Pennsylvania	110	16,849,261	2.07	8.490	356	80.16	616
Washington	73	16,542,563	2.03	8.144	357	80.74	627
Connecticut	59	13,244,013	1.62	8.145	367	81.18	631
Ohio	92	12,547,689	1.54	9.088	357	89.00	620
Other	960	167,637,738	20.56	8.681	357	82.08	621
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Number of States/District of Columbia Represented: 51

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	3,500	739,327,165	90.68	8.351	360	80.18	622
Investment	335	68,595,011	8.41	8.656	360	75.10	653
Second Home	38	7,410,591	0.91	8.644	352	72.88	641
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	2,971	586,391,879	71.92	8.369	359	79.75	622
2-4 Family	339	105,199,508	12.90	8.353	363	76.49	636
Planned Unit Development	412	93,071,100	11.42	8.385	360	81.94	624
Condo	151	30,670,280	3.76	8.649	361	82.52	628
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

8

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Refinance—Cashout	3,257	691,180,562	84.77	8.334	360	78.87	622
Purchase	313	67,091,625	8.23	8.833	363	86.42	639
Refinance—Rate Term	303	57,060,580	7.00	8.388	360	81.68	633
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Full Documentation	3,003	604,979,733	74.20	8.348	360	81.47	619
Stated Documentation	826	199,911,609	24.52	8.476	361	74.39	641
Limited Documentation	44	10,441,426	1.28	8.324	353	77.63	626
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Below 500	1	62,917	0.01	12.450	355	49.22	489
500—524	27	3,701,133	0.45	10.224	346	72.05	512
525—549	73	10,916,382	1.34	9.451	354	73.38	538
550—574	481	90,594,051	11.11	9.040	359	78.31	560
575—599	589	113,214,556	13.89	8.627	360	78.51	586
600—624	984	207,216,653	25.41	8.528	359	79.77	612
625—649	795	174,189,665	21.36	8.277	360	81.01	637
650—674	516	116,320,185	14.27	7.958	362	81.15	661
675—699	245	57,653,540	7.07	7.735	364	80.33	685
700—724	91	23,019,503	2.82	7.641	359	76.82	710
725—749	41	11,283,406	1.38	7.485	358	79.00	737
750—774	21	4,647,658	0.57	7.365	362	77.96	760
775—799	7	2,089,119	0.26	7.369	346	71.60	782
800 +	2	423,999	0.05	8.933	358	77.17	804
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 489
Maximum: 805
Non-Zero Weighted Average: 625

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

9

SAST 2007-03	MORGAN STANLEY
Termsheet Group 1	3,873 records Balance: $815,332,767

Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	1,351	286,342,857	35.12	8.559	360	80.38	623
6	1	175,966	0.02	9.325	359	80.00	742
12	274	81,635,184	10.01	8.164	363	76.60	631
24	831	180,993,750	22.20	8.518	361	81.00	617
30	10	2,151,156	0.26	8.379	349	85.81	633
36	1,406	264,033,853	32.38	8.155	359	78.94	629
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 28

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	3,873	815,332,767	100.00	8.379	360	79.69	625
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

Interest Only Term

Interest Only Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	3,318	664,284,537	81.47	8.460	360	79.49	618
60	555	151,048,230	18.53	8.026	359	80.54	652
Total:	3,873	815,332,767	100.00	8.379	360	79.69	625

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

10

TERM SHEET DISCLAIMER

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Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority’s rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

(c) 2005 Morgan Stanley

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuing entity nor the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayers particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS MATERIAL

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Summary Statistics

Number of Mortgage Loans: 1,585
Aggregate Principal Balance ($): 597,607,860
Weighted Average Current Mortgage Rate (%): 8.564
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 14.660
Weighted Average Stated Original Term (months): 361
Weighted Average Stated Remaining Term (months): 360
Weighted Average Combined Original LTV (%): 84.20
% First Liens: 99.91
% Owner Occupied: 91.32
% Purchase: 31.59
% Full Doc: 74.37
Non-Zero Weighted Average Credit Score: 633

Originator

Originator	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
SAXON	1,585	597,607,860	100.00	8.564	360	84.20	633
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Product with IO term

Product with IO term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed—15 Year	1	6,156	0.00	13.500	59	100.00	592
Fixed—20 Year	4	338,599	0.06	8.580	238	69.39	603
Fixed—25 Year	3	894,312	0.15	7.033	297	63.54	607
Fixed—30 Year	245	67,090,952	11.23	8.508	358	81.39	624
Fixed—40 Year	10	4,218,881	0.71	7.521	478	73.84	667
Balloon—15/30	13	530,765	0.09	11.588	172	100.00	636
Balloon—30/40	30	11,128,042	1.86	7.878	358	82.06	630
Balloon—30/50	34	15,012,848	2.51	7.468	358	80.42	666
ARM—2 Year/6 Month Balloon 30/40	81	34,444,463	5.76	8.794	359	84.48	612
ARM—2 Year/6 Month Balloon 30/50	75	39,547,018	6.62	8.502	359	84.74	622
ARM—3 Year/6 Month Balloon 30/40	131	37,072,084	6.20	9.102	357	91.07	614
ARM—3 Year/6 Month Balloon 30/50	51	26,532,792	4.44	8.368	359	85.47	635
ARM—5 Year/6 Month Balloon 30/40	4	1,834,616	0.31	8.280	359	80.31	647
ARM—5 Year/6 Month Balloon 30/50	6	2,788,500	0.47	7.603	360	79.25	650
ARM—2 Year/6 Month—40 Years	3	978,955	0.16	8.092	480	85.24	609
ARM—3 Year/6 Month—40 Years	5	1,990,104	0.33	8.675	479	82.18	606
ARM—2 Year/6 Month	209	80,640,142	13.49	9.041	359	83.03	620
ARM—3 Year/6 Month	314	77,627,263	12.99	9.173	357	88.28	613
ARM—5 Year/6 Month	6	2,800,532	0.47	7.532	359	78.46	624
Interest Only Fixed—30 Year—60 mo. IO term	19	8,934,529	1.50	7.493	359	76.82	658
Interest Only ARM—2 Year/6 Month—60 mo. IO term	173	90,348,135	15.12	8.474	359	84.53	647
Interest Only ARM—3 Year/6 Month—60 mo. IO term	148	82,029,083	13.73	8.109	359	82.91	661
Interest Only ARM—5 Year/6 Month—60 mo. IO term	20	10,819,089	1.81	7.379	360	80.95	679
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
5.000—5.999	2	1,556,119	0.26	5.851	360	80.72	693
6.000—6.999	120	60,619,594	10.14	6.722	361	76.67	657
7.000—7.999	304	155,775,326	26.07	7.622	361	79.36	649
8.000—8.999	405	178,446,405	29.86	8.599	361	84.36	633
9.000—9.999	463	143,204,820	23.96	9.527	359	88.81	617
10.000—10.999	242	49,038,715	8.21	10.475	357	93.69	601
11.000—11.999	43	8,787,696	1.47	11.283	352	90.50	596
12.000—12.999	5	173,029	0.03	12.237	171	100.00	634
13.000—13.999	1	6,156	0.00	13.500	59	100.00	592
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Minimum: 5.750
Maximum: 13.500
Weighted Average: 8.564

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1—25,000	6	99,988	0.02	10.589	179	100.00	626
25,001—50,000	7	251,623	0.04	11.357	207	98.06	635
50,001—75,000	24	1,663,934	0.28	9.904	348	90.98	629
75,001—100,000	126	11,018,997	1.84	10.077	353	93.27	608
100,001—125,000	136	15,438,083	2.58	9.782	354	91.93	609
125,001—150,000	105	14,448,923	2.42	9.761	354	93.67	606
150,001—175,000	90	14,633,353	2.45	9.555	359	92.01	617
175,001—200,000	49	9,259,006	1.55	9.132	363	84.62	620
200,001—225,000	55	11,665,574	1.95	9.079	359	90.74	629
225,001—250,000	44	10,485,248	1.75	9.172	360	87.79	612
250,001—275,000	39	10,231,165	1.71	8.885	358	84.54	624
275,001—300,000	34	9,702,284	1.62	8.915	362	85.89	629
300,001—325,000	30	9,412,204	1.57	9.037	356	87.56	622
325,001—350,000	10	3,362,501	0.56	8.899	358	89.36	642
350,001—375,000	13	4,722,797	0.79	8.697	359	81.52	633
375,001—400,000	11	4,246,150	0.71	8.911	360	83.13	662
400,001—425,000	50	20,913,971	3.50	8.354	359	82.53	637
425,001—450,000	90	39,559,527	6.62	8.150	361	82.34	637
450,001—475,000	87	40,308,088	6.74	8.240	360	81.64	634
475,001—500,000	87	42,488,430	7.11	8.225	359	82.11	633
500,001—750,000	396	235,508,325	39.41	8.454	361	83.88	633
750,001—1,000,000	83	71,729,417	12.00	8.337	361	81.82	644
1,000,001 >=	13	16,458,272	2.75	7.824	360	77.36	656
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Minimum: 6,156
Maximum: 2,000,000
Average: 377,040

Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
180	14	536,921	0.09	11.610	171	100.00	635
240	4	338,599	0.06	8.580	238	69.39	603
300	3	894,312	0.15	7.033	297	63.54	607
360	1,546	588,650,089	98.50	8.571	359	84.30	633
480	18	7,187,940	1.20	7.918	479	77.70	642
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Minimum: 180
Maximum: 480
Weighted Average: 361

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
49—60	1	6,156	0.00	13.500	59	100.00	592
169—180	13	530,765	0.09	11.588	172	100.00	636
229—240	4	338,599	0.06	8.580	238	69.39	603
289—300	3	894,312	0.15	7.033	297	63.54	607
349—360	1,546	588,650,089	98.50	8.571	359	84.30	633
469—480	18	7,187,940	1.20	7.918	479	77.70	642
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Minimum: 59
Maximum: 480
Weighted Average: 360

Range of Combined Original LTV Ratios (%)

Range of Combined Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
20.01—25.00	1	110,000	0.02	8.200	360	20.75	683
25.01—30.00	2	587,638	0.10	7.549	460	26.23	613
35.01—40.00	8	2,838,762	0.48	7.506	359	37.94	634
40.01—45.00	4	1,627,476	0.27	7.236	359	42.66	658
45.01—50.00	7	1,780,000	0.30	7.998	354	47.26	636
50.01—55.00	8	2,197,624	0.37	8.198	351	53.32	624
55.01—60.00	20	9,444,767	1.58	7.610	369	58.59	613
60.01—65.00	42	18,351,593	3.07	7.759	358	63.29	627
65.01—70.00	50	25,762,794	4.31	7.789	359	68.84	624
70.01—75.00	104	55,403,115	9.27	7.986	361	74.37	639
75.01—80.00	270	122,064,910	20.43	8.132	361	79.50	641
80.01—85.00	204	85,805,676	14.36	8.653	359	84.50	635
85.01—90.00	307	132,241,093	22.13	8.670	361	89.72	631
90.01—95.00	187	87,153,925	14.58	9.027	361	94.86	643
95.01—100.00	371	52,238,487	8.74	9.982	351	100.00	597
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Minimum: 20.75
Maximum: 100.00
Weighted Average: 84.20

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
3.501—4.000	1	132,377	0.02	10.140	354	100.00	593
4.001—4.500	34	15,455,152	2.59	8.997	361	87.52	634
4.501—5.000	1	119,657	0.02	10.490	353	100.00	592
5.001—5.500	96	47,217,561	7.90	8.345	361	80.43	621
5.501—6.000	160	78,417,196	13.12	7.892	360	73.65	636
6.001—6.500	466	208,386,624	34.87	8.526	360	83.92	640
6.501—7.000	214	99,638,903	16.67	9.084	360	92.16	632
7.001—7.500	21	3,098,985	0.52	9.379	354	96.55	597
7.501—8.000	216	33,921,803	5.68	9.982	353	99.51	594
8.001—8.500	11	2,199,508	0.37	9.156	353	100.00	601
8.501—9.000	3	471,719	0.08	9.718	353	99.90	591
9.001—9.500	1	93,820	0.02	10.240	353	100.00	573
9.501—10.000	2	299,472	0.05	10.915	353	100.00	591
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 4.000
Maximum: 9.990
Non-Zero Weighted Average: 6.282

Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
<=5.000	33	14,861,736	2.49	9.003	361	87.22	629
5.001—5.500	95	47,107,948	7.88	8.341	361	80.39	621
5.501—6.000	143	73,553,689	12.31	7.859	360	73.13	636
6.001—6.500	433	198,914,528	33.29	8.482	360	83.94	640
6.501—7.000	201	98,828,371	16.54	9.038	360	91.60	633
7.001—7.500	4	2,048,124	0.34	8.004	358	82.68	651
7.501—8.000	6	2,229,250	0.37	8.529	358	80.63	645
8.001—8.500	6	1,939,074	0.32	8.853	357	89.96	649
8.501—9.000	25	5,161,853	0.86	8.995	356	92.20	635
9.001—9.500	47	10,074,964	1.69	9.333	354	97.19	615
9.501—10.000	95	16,121,108	2.70	9.821	354	97.11	597
10.001—10.500	69	9,981,612	1.67	10.290	353	99.70	590
10.501—11.000	56	6,724,740	1.13	10.781	353	100.00	592
11.001—11.500	12	1,828,056	0.31	11.189	355	94.73	599
11.501—12.000	1	77,724	0.01	11.590	353	100.00	585
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 4.500
Maximum: 11.590
Non-Zero Weighted Average: 6.536

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
<= 12.500	20	11,026,732	1.85	6.291	359	76.20	662
12.501—13.000	58	29,789,609	4.98	6.847	360	79.16	665
13.001—13.500	76	41,817,731	7.00	7.339	361	79.40	653
13.501—14.000	150	81,753,370	13.68	7.823	359	80.55	645
14.001—14.500	111	54,041,442	9.04	8.306	360	83.80	635
14.501—15.000	209	95,583,097	15.99	8.810	360	85.87	632
15.001—15.500	172	65,672,357	10.99	9.266	360	87.76	620
15.501—16.000	204	60,540,788	10.13	9.793	358	89.65	616
16.001—16.500	108	24,563,757	4.11	10.280	357	93.33	603
16.501—17.000	86	16,901,892	2.83	10.741	357	94.17	598
17.001—17.500	28	7,168,228	1.20	11.186	358	89.00	599
17.501—18.000	4	593,774	0.10	11.304	359	83.14	592
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 11.750
Maximum: 18.000
Non-Zero Weighted Average: 14.660

Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
1.000	8	3,182,206	0.53	9.096	360	81.26	667
1.500	5	1,996,043	0.33	7.759	357	85.68	623
2.000	1	584,562	0.10	8.500	357	90.00	724
3.000	1,212	483,689,966	80.94	8.650	360	85.01	632
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.980

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
1.000	1,221	487,456,734	81.57	8.652	360	85.00	632
1.500	5	1,996,043	0.33	7.759	357	85.68	623
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.002

Months to Next Rate Adjustment

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	359	108,155,083	18.10	8.180	361	80.56	634
16	2	421,353	0.07	9.023	352	96.07	591
17	2	220,526	0.04	10.617	353	100.00	605
18	8	1,380,827	0.23	9.295	354	97.26	595
19	1	284,246	0.05	9.440	355	100.00	641
20	4	1,814,635	0.30	7.676	356	90.36	617
21	11	4,381,071	0.73	8.474	357	84.26	606
22	79	37,062,129	6.20	8.606	358	82.96	627
23	137	68,402,400	11.45	8.662	359	83.95	624
24	198	99,667,567	16.68	8.830	361	84.95	634
25	99	32,323,960	5.41	8.583	362	81.55	634
26	2	286,741	0.05	9.218	350	100.00	595
27	3	377,583	0.06	9.860	351	100.00	614
28	62	9,416,201	1.58	9.907	352	99.76	588
29	142	21,642,817	3.62	9.961	353	99.96	593
30	58	8,574,319	1.43	9.944	354	99.82	598
33	4	2,031,309	0.34	8.626	357	89.31	666
34	45	22,966,274	3.84	8.551	361	84.67	634
35	96	57,110,632	9.56	8.230	360	83.18	637
36	143	73,324,715	12.27	8.384	361	83.62	644
37	94	29,520,734	4.94	8.631	361	82.25	648
58	1	630,000	0.11	7.500	358	90.00	616
59	11	6,317,768	1.06	7.582	359	82.24	658
60	17	9,531,520	1.59	7.473	360	80.15	668
61	7	1,763,450	0.30	7.637	360	70.07	673
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 16
Maximum: 61
Non-Zero Weighted Average: 30

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
California	326	176,333,732	29.51	8.117	362	82.94	637
New York	123	61,459,870	10.28	8.406	360	83.42	644
Maryland	113	51,705,338	8.65	8.508	359	83.88	624
Florida	125	45,693,611	7.65	8.619	361	83.44	630
New Jersey	70	31,603,213	5.29	8.589	361	82.31	630
Virginia	69	30,147,838	5.04	8.607	361	83.52	631
Massachusetts	56	26,425,548	4.42	8.257	359	79.37	651
Texas	82	18,531,719	3.10	8.999	356	87.36	624
Illinois	52	16,597,192	2.78	9.109	360	88.63	628
Arizona	33	12,124,067	2.03	8.791	358	83.87	639
Washington	33	11,688,232	1.96	9.157	356	81.66	617
Georgia	48	10,039,125	1.68	9.558	357	91.57	620
Colorado	26	9,380,927	1.57	8.665	358	85.84	627
Nevada	15	7,179,788	1.20	8.158	359	87.84	651
North Carolina	36	6,316,783	1.06	9.775	355	94.38	624
Other	378	82,380,877	13.79	9.201	357	87.21	622
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Number of States/District of Columbia Represented: 47

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	1,403	545,763,182	91.32	8.525	360	84.77	630
Investment	166	40,913,282	6.85	9.037	359	79.57	666
Second Home	16	10,931,396	1.83	8.713	360	72.74	656
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	1,201	440,183,790	73.66	8.522	360	83.79	631
Planned Unit Development	209	92,720,627	15.52	8.563	359	85.91	633
2-4 Family	105	42,217,959	7.06	8.601	359	84.23	650
Condo	69	22,369,685	3.74	9.318	359	85.23	638
Manufactured Housing	1	115,800	0.02	7.500	360	37.12	709
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Refinance—Cashout	779	380,112,361	63.61	8.275	361	81.44	629
Purchase	737	188,755,207	31.59	9.230	357	90.35	637
Refinance—Rate Term	69	28,740,292	4.81	8.002	361	80.20	645
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Full Documentation	1,254	444,431,909	74.37	8.600	360	86.28	626
Stated Documentation	306	140,751,208	23.55	8.500	359	77.85	653
Limited Documentation	25	12,424,743	2.08	8.002	367	81.32	631
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Below 500	1	82,888	0.01	9.890	352	100.00	460
500—524	3	1,229,527	0.21	9.065	357	85.11	500
525—549	7	2,841,217	0.48	8.651	358	74.51	536
550—574	86	36,774,532	6.15	9.089	362	81.05	561
575—599	402	99,498,301	16.65	9.302	357	88.11	588
600—624	387	147,140,159	24.62	8.787	359	83.93	612
625—649	281	122,609,061	20.52	8.405	359	84.38	638
650—674	201	84,937,348	14.21	8.169	363	83.71	661
675—699	120	56,645,646	9.48	7.834	361	82.51	686
700—724	47	23,298,599	3.90	7.711	363	82.03	710
725—749	29	12,140,913	2.03	7.778	359	82.47	735
750—774	13	6,855,016	1.15	8.120	359	81.25	760
775—799	6	2,728,803	0.46	8.361	360	82.26	780
800 +	2	825,850	0.14	9.516	359	86.26	805
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 460
Maximum: 806
Non-Zero Weighted Average: 633

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

SAST 2007-03	MORGAN STANLEY
Termsheet Group 2	1,585 records Balance: $597,607,860

Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	500	195,947,518	32.79	8.834	359	83.26	632
12	149	73,828,996	12.35	8.606	360	84.57	640
24	343	151,556,275	25.36	8.426	360	83.87	629
30	2	537,719	0.09	9.636	357	94.64	609
36	590	175,609,352	29.39	8.360	361	85.33	633
60	1	128,000	0.02	9.000	360	80.00	600
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 27

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	1,570	597,046,652	99.91	8.561	360	84.18	633
2nd Lien	15	561,208	0.09	11.528	173	100.00	635
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

Interest Only Term

Interest Only Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	1,225	405,477,023	67.85	8.731	360	84.63	622
60	360	192,130,837	32.15	8.211	359	83.28	655
Total:	1,585	597,607,860	100.00	8.564	360	84.20	633

This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

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